[insert date]





TO PARTICIPANTS, AFL-CIO HOUSING INVESTMENT TRUST



Enclosed is the Notice of 2002 Annual Meeting of Participants and a Proxy Statement describing the election of a Chairman and Trustees, an amendment to the Declaration of Trust and the ratification of independent public accountants and other indicated matters that are expected to come up at the meeting.

Also enclosed is a proxy card for each Participant noting the number of Units held by that Participant and the exact name in which those Units are registered. A Participant that does not wish to send a representative to the meeting should vote its Units by mail, Internet or facsimile, as described herein, as soon as possible.

                                   Sincerely,



                                   Stephen Coyle
                                   Chief Executive Officer





               PLEASE VOTE WITHIN FIVE DAYS OF RECEIPT





Enclosures

                   AFL-CIO HOUSING INVESTMENT TRUST



                                 PROXY



                  2002 Annual Meeting of Participants

     The undersigned hereby appoints Michael M. Arnold and Helen R. Kanovsky and each of them with power to act without the other and with full power of substitution, as proxies for and on behalf of the undersigned, to vote all Units of Participation which the undersigned is entitled to vote at the Annual Meeting of Participants to be held May 29, 2002 and all adjournments thereof, with all the powers that the undersigned would possess if personally present and particularly (but without limiting the generality of the foregoing) to vote and act as follows:

      (I) For the election of a Chairman to serve until the 2003 Annual Meeting of Participants and until his successor is elected and qualifies:

------------------------------------------------------------------------------
                            Richard Ravitch

       FOR  [  ]         AGAINST  [  ]           ABSTAIN   [  ]

------------------------------------------------------------------------------

     (II) For the reelection of four (4) Class I Union Trustees and one (1) Class I Management Trustee to serve until the 2005 Annual Meeting of Participants and until their successors are elected and qualify:

------------------------------------------------------------------------------
           Linda Chavez-Thompson (Class I Union Trustee)

       FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]
------------------------------------------------------------------------------
            Francis X. Hanley (Class I Union Trustee)

       FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]
------------------------------------------------------------------------------
              Andrew Stern (Class I Union Trustee)

       FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]
------------------------------------------------------------------------------
            Richard L. Trumka (Class I Union Trustee)

      FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]
------------------------------------------------------------------------------
           George Latimer (Class I Management Trustee)

      FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]
------------------------------------------------------------------------------

     (III) To approve an amendment to the Trust's Declaration of Trust to modify certain eligibility criteria applicable to the nomination and election of Management Trustees:
------------------------------------------------------------------------------
      FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]
------------------------------------------------------------------------------

     (IV) For ratification of the Board of Trustees' selection of Ernst & Young, LLP as independent public accountants for the Trust's 2002 fiscal year:

------------------------------------------------------------------------------
      FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]
------------------------------------------------------------------------------
and upon such other matters as may properly come before the meeting.

------------------------------------------------------------------------------
      FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]
------------------------------------------------------------------------------

The Trustees recommend a vote FOR the above items. ANY PROXY NOT MARKED OTHERWISE WILL BE TREATED AS A VOTE FOR THE ITEMS.
                                    ---

     The Units of Participation represented hereby will be voted in accordance with instructions contained in this Proxy.

     The undersigned hereby ratifies and confirms all that said proxies or their substitutes or any of them may lawfully do by virtue hereof. The undersigned hereby acknowledges receipt of the Notice of 2002 Annual Meeting of Participants dated [insert date] and the Proxy Statement dated [insert date].

Please sign your name and indicate your capacity as attorney, trustee or official of a Participant.


Dated:                  , 2002
       ----------------

Participant ID:

Participant Name:

Number of Units:


By:         ----------------------------------
            (Signature)


            ----------------------------------
            (Name   please print)

Title:      ----------------------------------
            (please print)

------------------------------------------
To vote via Internet, please use the following User Name and Password*:


User Name:             -------------------------------

Password:              -------------------------------

------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

IMPORTANT:  THIS PROXY MAY BE VOTED IN ANY OF THREE (3) WAYS:

BY MAIL: PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE.

BY FACSIMILE: PLEASE SIGN, DATE AND FAX THIS PROXY TO (202) 331-8190.

BY INTERNET: PLEASE GO TO http://www.aflcio-hit.com/proxy AND ENTER THE USER NAME AND PASSWORD ENCLOSED ABOVE.

PLEASE NOTE THAT ALL VOTES MUST BE TIME-STAMPED OR POSTMARKED
BY MIDNIGHT ON MAY 29, 2002.
-------------------------
*Please note the User Name and Password are case-sensitive.

                     AFL-CIO HOUSING INVESTMENT TRUST

           NOTICE OF THE 2002 ANNUAL MEETING OF PARTICIPANTS



To Participants, AFL-CIO Housing Investment Trust:

     Notice is hereby given that the 2002 annual meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust"), a District of Columbia common law trust, will be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C., 20036 on May 29, 2002 at 2:00 p.m. for the following purposes:

     1. To elect a Chairman to hold office until the 2003 Annual Meeting of Participants and until his successor is elected and qualifies;

     2. To reelect four (4) Class I Union Trustees and one (1) Class I Management Trustee to hold office until the 2005 Annual Meeting of Participants and until their respective successors are elected and qualify;

     3. To approve an amendment to the Trust's Declaration of Trust to modify certain eligibility criteria applicable to the nomination and election of Management Trustees;

     4. To ratify the selection of Ernst & Young, LLP as the independent public accountants for the Trust's fiscal year ending December 31, 2002; and

     5. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The Board of Trustees has fixed the close of business on March 31, 2002 as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Accordingly, only Participants of record as of the close of business on that date are entitled to notice of and to vote at the Meeting or at any such adjournment. The transfer books of the Trust will not be closed.

                               By Order of the Board of Trustees



                              Stephen Coyle
                              Chief Executive Officer

Dated:     [insert date]

                    AFL-CIO Housing Investment Trust


                             PROXY STATEMENT



                             [INSERT DATE]


General Matters

     This Proxy Statement is being sent on [insert date] in connection with the solicitation of proxies for use at the annual meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust") to be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036, on May 29, 2002, beginning at 2:00 p.m. and at any adjournment(s) thereof.

     A copy of the Trust's annual report for the year ended December 31, 2001 was previously mailed to each Participant entitled to vote at the Meeting together with financial statements for the fiscal year ended December 31, 2001. The Trust will furnish, without charge, a copy of the annual report for 2001 and the most recent semi-annual report succeeding the annual report, if any, to any Participant that requests one. Requests for reports should be made by placing a collect call to the Trust, at (202) 331-8055, directed to Stephanie Turman. Written requests may be directed to Michael Arnold, Senior Executive Vice President - Marketing, Investor and Labor Relations, AFL-CIO Housing Investment Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036.

ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Trust's annual Meeting, Participants will act upon the matters outlined in the accompanying notice of Meeting, including (i) the election of a Chairman of the Board of Trustees, (ii) election of Trustees, (iii) approval of an amendment to the Trust's Declaration of Trust to modify certain eligibility criteria applicable to the nomination and election of Management Trustees and (iv) ratification of the selection of the Trust's independent auditors. In addition, the Trust's management will respond to questions from Participants.

WHO IS ENTITLED TO VOTE?

     As of the close of business on March 31, 2002, the date set by the Board of Trustees as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the "Record Date"), there were 2,520,301.3670 Units of Participation of the Trust outstanding, each Unit being entitled to one vote. No shares of any other class of securities were outstanding as of that date.

     Only Participants of record as of the close of business on the Record Date will be entitled to vote at the Meeting.

WHO CAN ATTEND THE MEETING?

     All Participants as of the Record Date, or their duly appointed proxies, may attend the Meeting.

WHAT CONSTITUTES A QUORUM?

     A quorum for the Meeting is the presence in person or by proxy of Participants holding a majority of Units outstanding at the close of business on the Record Date. As of the Record Date, 2,520,301.3670 Units of Participation of the Trust were outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the Meeting.

HOW DO I VOTE?

     By Mail:  If the proxy card that is enclosed with this Proxy Statement is
     -------
properly executed and returned, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

     By Facsimile:  If the proxy card that is enclosed with this Proxy
     ------------
Statement is properly executed and returned via facsimile to (202)331-8190, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

     By Internet:  If the proxy card is properly voted through the Internet,
     -----------
the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

          To vote by proxy through the Internet:

          1) Use a web browser to go to http://www.aflcio-hit.com/proxy
          2) Enter the User Name* and Password* that are included with this mailing.

*Please note that the User Name and Password are CASE-SENSITIVE. Please type the User Name and Password into the appropriate screen exactly as it is shown on the enclosure.

     In Person:  By attending the Meeting and voting your Units.
     ---------

CAN I CHANGE MY VOTE AFTER GIVING A PROXY?

     Yes. Any Participant giving a Proxy may revoke it at any time before it is exercised by giving written notice to the Trust bearing a date later than the date of the Proxy, by submission of a later dated Proxy, or by voting in person at the Meeting, which any Participant may do whether or not such Participant has previously given a Proxy.

WHAT ARE THE BOARD OF TRUSTEES' RECOMMENDATIONS?

     Unless you give other instructions when you vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Trustees. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     -     for election of the nominated Chairman (see page 3);

     -     for election of the nominated Trustees (see page 3);

     - for approval of an amendment to the Trust's Declaration of Trust to modify certain eligibility criteria applicable to nomination and election of Management Trustees (see page 13); and

     - for ratification of the selection of Ernst & Young, LLP as the independent public accountants for the Trust's fiscal year ending December 31, 2002 (see page 14).

     With respect to any other matter that properly comes before the Meeting or any adjournment or adjournments thereof, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     As to Proposals I, II, III and IV, the vote required for approval will be an affirmative vote of a majority of the Units represented in person or by proxy at the Meeting. Each Unit is entitled to one vote. Abstentions will not be included in the calculation of the number of Units voted affirmatively for a proposal.

WHO ARE THE PRINCIPAL HOLDERS OF THE TRUST'S VOTING SECURITIES?

     The following table sets forth the beneficial ownership information as of March 31, 2002, with respect to each Labor Organization and eligible Pension Plan (as each of those terms is defined in the Trust's Declaration of Trust) known to the Trust to be the beneficial owner of more than 5 percent (that is more than 126,015.0684 Units) of the Trust's 2,520,301.3670 outstanding Units of Participation. Because only Labor Organizations and eligible Pension Plans are eligible to own Units of Participation in the Trust, no Units of Participation are owned by any Trustee or nominee individually. Certain Trustees are affiliated with the Labor Organizations and eligible Pension Plans that own Units of Participation. No Labor Organization or eligible Pension Plan that a Trustee is affiliated with owns more than 5 percent of the Trust's outstanding Units of Participation, other than the Central Pension Fund of the International Union of Operating Engineers. Francis X. Hanley, a Class I Union Trustee, is the General President of the International Union of Operating Engineers and a trustee of the Central Pension Fund of the

International Union of Operating Engineers. The Units are the only class of securities or units of beneficial ownership issued by the Trust.

Name and Address of Beneficial Owner   Number of Units  Percent of Total Units
-------------------------------------  ---------------  ----------------------
Central Pension Fund of the            127,245.1175          5.05%
International Union of
Operating Engineers
415 Chesapeake Street, N.W.
Washington, D.C.  20016

WHO IS MAKING THE SOLICITATION ON BEHALF OF THE TRUST?

     The Proxy is being solicited by the Board of Trustees of the Trust through the mail. The cost of solicitation will be paid by the Trust.
Further solicitation of proxies may be made by telephone or oral communication with some Participants following the original solicitation. Any such further solicitation will be made by Trustees or officers of the Trust who will not be compensated therefor. The date on which proxy materials were first mailed to Participants was [insert date].

ELECTION OF TRUSTEES

     PROPOSAL I:     TO REELECT THE CHAIRMAN

     PROPOSAL II:    TO REELECT FOUR (4) CLASS I UNION TRUSTEES AND ONE (1)
                     CLASS I MANAGEMENT TRUSTEE

     Under the Trust's Declaration of Trust, the Board of Trustees may have up to 25 Trustees. Up to 12 Trustees may be Union Trustees, up to 12 Trustees may be Management Trustees, and one Trustee is to be the Chairman. The Board of Trustees currently consists of 18 Trustees, 12 of whom are Union Trustees (Chavez-Thompson, Flynn, Hanley, Hurt, Maddaloni, Monroe, O'Connor, O'Sullivan, Stern, Sullivan, Sweeney and Trumka), 5 of whom are Management Trustees (Fleischer, Latimer, Spear, Stanley and Wiegert), and one of whom is the Chairman (Ravitch). Proxies will not be voted for a greater number of persons than the number of nominees named.

     The Declaration of Trust divides the Union and Management Trustees into three classes (each, a "Class"). Each Class is required to have, insofar as the pool of Trustees permits, an equal number of Union and Management Trustees. The term of each Class expires at the third annual meeting following its election; the term of one Class expires each year. At each annual meeting, the Participants elect a Chairman to serve until the next annual meeting and such number of Trustees as is necessary to fill vacancies in (i) the Class whose terms expire as of that meeting, and (ii) any other Class. The terms of office of Trustees Chavez-Thompson, Hanley, Stern, Trumka, Kardy and Latimer and Chairman Ravitch will expire on the day of the Meeting. The principal occupations and business experience for the past five years of these Class I Trustees standing for reelection are described below under "Nominees for Reelection."

     If a proxy in the enclosed form is received from a Participant, the Units of Participation represented by such Proxy will be voted for the nominees listed below (unless otherwise indicated on the proxy). Class I Trustees will serve for three-year terms ending in 2005 and until their respective successors are elected and qualify.

     Although the Trust does not contemplate that any of the nominees will be unavailable for election, if a vacancy in the slate of nominees should be occasioned by death or other unexpected occurrence, it is currently intended that the proxies will be voted for such other persons, if any, as the Executive Committee may recommend.

NOMINEES FOR REELECTION

     The following information was furnished to the Trust by each nominee and sets forth the name, age, principal occupation or employment of each nominee and the period during which he or she has served as a Trustee of the Trust. Each nominee has consented to be named in this Proxy Statement and to serve on the Board of Trustees if elected.

                                      Term of Office  Principal Occupation/  Other Directorships
Name, Age, Address    Position Held   and Length of   Business Experience        Held By
                       with Trust      Time Served    During Past 5 Years        Trustee**
-------------------------------------------------------------------------------------------------
Richard Ravitch         Chairman      Service         Principal, Ravitch Rice          None
610 5th Avenue                        Commenced 1991, & Co. LLC; formerly
Ste. 420                              Term Expires    Chairman, Aquarius Management
New York, NY 10020                    2002            Corporation (limited profit
Age 68                                                housing project management).

Linda Chavez-Thompson   Union Trustee Service         Executive Vice President,        None
815 16th Street, N.W.                 Commenced May   AFL-CIO.
Washington, D.C.  20006               1996, Term
Age 57                                Expires 2002


Francis X. Hanley       Union Trustee Service         General President, International None
1125 17th Street, N.W.                Commenced March Union of Operating
Washington, D.C.  20036               1990, Term      Engineers.
Age 71                                Expires 2002


Andrew Stern            Union Trustee Service         President, Service Employees     None
1313 L Street, N.W.                   Commenced April International Union, AFL-CIO.
Washington, D.C.  20005               1998, Term
Age 51                                Expires 2002

Richard L. Trumka       Union Trustee Service         Secretary-Treasurer, AFL-CIO.    None
815 16th Street, N.W.                 Commenced April
Washington, D.C.  20006               1998, Term
Age 52                                Expires 2002

George Latimer          Mgmt. Trustee Service         Distinguished Visiting Professor Visionics
1600 Grand Avenue                     Commenced May   of Urban Studies, Macalester     Corpo-
St. Paul, MN  55105                   1996, Term      College; formerly Chief Execu-   ation
Age 66                                Expires 2002    tive Officer, National Equity
                                                      Fund (a tax credit investment
                                                      company).


 THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" THE REELECTION
               OF THE NOMINATED CHAIRMAN AND CLASS I TRUSTEES.
-----------------------
** Disclosure is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

INCUMBENT TRUSTEES

     The following incumbent Trustees will continue in office in accordance with the Trust's Declaration of Trust, and are expected to stand for reelection at subsequent annual meetings of Participants.*

                                      Term of Office  Principal Occupation/  Other Directorships
Name, Age, Address    Position Held   and Length of   Business Experience        Held By
                       with Trust      Time Served    During Past 5 Years        Trustee**
-------------------------------------------------------------------------------------------------
John J. Sweeney         Union Trustee Service         President, AFL-CIO.              None
815 16th Street, N.W.                 Commenced April
Washington, D.C.  20006               1981, Term
Age 67    Union Trustee               Expires 2004

Terence M. O'Sullivan   Union Trustee Service         General President, Laborers'     None
905 16th Street, N.W.                 Commenced May   International Union of North
Washington, D.C.  20006               2000, Term      America (LIUNA); formerly
Age 46                                Expires 2004    Vice President, Mid-Atlantic
                                                      Regional Manager and Assistant
                                                      to the General President, LIUNA.

Frank Hurt              Union Trustee Service         President, Bakery, Confectionery None
10401 Connecticut Avenue              Commenced March & Tobacco Workers and Grain
Kensington, MD  20895                 1993, Term      Millers International Union.
Age 63                                Expires 2004

Edward C. Sullivan      Union Trustee Service         President, Building and Construc- None
815 16th Street, N.W.                 Commenced May   tion Trades Department, AFL-CIO;
Suite 600                             2000, Term      formerly, General President,
Washington, D.C.  20006               Expires 2003    International Union of Elevator
Age 58                                                Constructors.

Michael E. Monroe       Union Trustee Service         General President's Counsel,      None
1750 New York Ave., N.W.              Commenced       International Union of Painters
Washington, D.C.  20006               November 1998,  and Allied Trades (IUPAT);
Age 51                                Term Expires    formerly, President, IUPAT;
                                      2004            General Vice President, IUPAT.

John J. Flynn           Union Trustee Service         President, International Union    None
1776 Eye Street, N.W.                 Commenced May   of Bricklayers and Allied Craft-
Washington, D.C.  20006               2000, Term      workers (BAC); formerly BAC
Age 67                                Expires 2003    Secretary-Treasurer.

Martin J. Maddaloni     Union Trustee Service         General President, United         Financial
901 Massachusetts Avenue, N.W.        Commenced       Association of Journeyman and     Investors
Washington, D.C.  20001               November 1998,  Apprentices of the Plumbing and   Trust
Age 62                                Term Expires    Pipefitting Industry of the
                                      2003            United States and Canada.

Jeremiah O'Connor       Union Trustee Service         International Secretary-Treasurer, None
1125 15th Street, N.W.                Commenced April International Brotherhood of Elec-
Washington, D.C.  20005               2001, Term      trical Workers (IBEW); formerly
Age 67                                Expires 2003    International Vice President,
                                                      6th District, IBEW.

Alfred J. Fleischer     Management    Service         President, Fleischer-Seeger        None
5725 Manchester Avenue  Trustee       Commenced May   Construction Corporation
St. Louis, MO  63110                  1991, Term
Age 76                                Expires 2003

-----------------------------
*  During 2001, Trustees Duvernay and Cullerton passed away and Trustee Kardy retired.
** Disclosure is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

                                      Term of Office  Principal Occupation/  Other Directorships
Name, Age, Address    Position Held   and Length of   Business Experience        Held By
                       with Trust      Time Served    During Past 5 Years        Trustee**
-------------------------------------------------------------------------------------------------
Marlyn J. Spear, CFA    Management    Service         Chief Investment Officer, Building None
500 Elm Grove Road      Trustee       Commenced March Trades United Pension Trust Fund,
Elm Grove, WI  53122                  1995, Term      Milwaukee, WI.
Age 48                                Expires 2003


Patricia F. Wiegert    Management     Service         Administrator, Contra      None
1355 Willow Way        Trustee        Commenced March Costa County Employee's
Suite 221                             1995, Term      Retirement Association.
Concord, CA  94520                    Expires 2004
Age 55

Tony Stanley           Management     Service         Executive Vice President   None
25250 Rockside Road    Trustee        Commenced       and Director, TransCon
Cleveland, OH  44146                  December 1983,  Builders, Inc.
Age 68                                Term Expires
                                      2004

EXECUTIVE OFFICERS

     All executive officers of the Trust are located at 1717 K Street, NW, Suite 707, Washington, DC 20036 and were elected by the Board of Trustees to a one-year term that began on January 1, 2002 and expires on December 31, 2002, or until their respective successors are appointed and qualify. Unless otherwise indicated below, all executive officers of the Trust are serving their first term in the indicated office. No executive officer of the Trust serves as a trustee or director in any corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended. The executive officers of the Trust are as follows:

Name & Age           Current Position w/ Trust   Previous Principal Occupations over Past 5 Years
-------------------------------------------------------------------------------------------------
Stephen F. Coyle     Chief Executive Officer      Chief Executive Officer since 1992, AFL-CIO
Age 56                                            Housing Investment Trust

Michael M. Arnold    Senior Executive Vice        Executive Vice President-Marketing, Investor
Age 62               President - Marketing,       and Labor Relations in 2001 and Director of
                     Investor and Labor Relations Investor Relations from 1985-2000, AFL-CIO
                                                  Housing Investment Trust.

Eileen Fitzgerald    Chief Investment Officer-    Chief Investment Officer-Single Family Finance
Age 39               Single Family Finance        since 2001, AFL-CIO Housing Investment Trust;
                                                  Acting Administrator and Associate
                                                  Administrator of the Rural Housing Service at
                                                  the US Department of Agriculture.

Walter Kamiat        General Counsel              General Counsel, AFL-CIO Investment Trust
Age 47                                            Corporation; Senior Counsel and Special
                                                  Assistant to the CEO, AFL-CIO Housing
                                                  Investment Trust.
----------------------------
*  During 2001, Trustees Duvernay and Cullerton passed away and Trustee Kardy retired.
** Disclosure is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

Name & Age           Current Position w/ Trust   Previous Principal Occupations over Past 5 Years
-------------------------------------------------------------------------------------------------

Helen R. Kanovsky    Chief Operating Officer      Executive Vice President - Finance and
Age 50                                            Administration from 1999-2001, AFL-CIO Housing
                                                  Investment Trust; Chief of Staff from 1998-1999
                                                  for U.S. Senator John F. Kerry; General Counsel
                                                  from 1995-1998, AFL-CIO Housing Investment
                                                  Trust.

Erica Khatchadourian Executive Vice President-    Controller in 2001, Chief of Staff from 1997-
Age 34               Finance and Administration   -2000, and Director of Operations from 1996-
                                                  1997, AFL-CIO Housing Investment Trust.

Patton H. Roark, Jr. Executive Vice President-    Executive Vice President - Investment since
Age 35               Investments; and Portfolio   2001, Portfolio Manager since 1997, AFL-CIO
                     Manager                      Housing Investment Trust.

Stephanie Wiggins    Chief Investment Officer-    Director, Prudential Mortgage Capital Company;
Age 36               Multifamily Finance          Vice President / Multifamily Transaction
                                                  Manager, WMF Capital Corporation.

ORGANIZATION OF THE BOARD OF TRUSTEES

     Prior to April, 2002, the Board of Trustees maintained four committees: the Executive Committee, the Legal and Audit Committee, the Asset Management and Program Development Committee and the Marketing and Labor Relations Committee. In April, 2002, the Board of Trustees combined the functions of the Asset Management and Program Development Committee and the Marketing and Labor Relations Committee into one committee, the Committee of the Whole and therefore currently maintains three committees: the Executive Committee, the Legal and Audit Committee and the Committee of the Whole.

     The Executive Committee is currently composed of Chairman Ravitch, who serves as chairman of the Committee, Management Trustee Stanley, who serves as vice chairman of the Committee, and Union Trustee Sweeney. The Executive Committee has all the authority of the Board of Trustees when the Board is not in session and met seven times during 2001. The Executive Committee also functions as a nominating committee, recommending candidates for election to the Board of Trustees. In such capacity, it will consider nominees recommended by Participants. As of the date hereof, it has not established any specific procedures to be followed in submitting recommendations.

     The Committee of the Whole monitors the Trust's investment practices and policies, reviews proposed changes thereto, considers new investment practices and policies and oversees the marketing policies and strategies of the Trust. This Committee is currently composed of all Trustees.

     The Legal and Audit Committee monitors the legal and accounting practices and performance of the Trust's staff and of its counsel and independent public accountants. This Committee is currently composed of Union Trustees O'Sullivan, Trumka, and Hurt and Management Trustees Latimer, Stanley and Wiegert. The Legal and Audit Committee does not operate under a written charter adopted by the Board of Trustees and thus has not been given the authority to select independent public accountants for the Trust without ratification by the Participants. Accordingly, the Board of Trustees' selection of Ernst & Young, LLP as independent public accountants for the Trust's 2002 fiscal year is being submitted to the Participants for ratification.

     No committee functions as a compensation committee as such. The Executive Committee, however, does make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as trustees, and compensation payable to executive officers. See "COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS".

     The Board of Trustees, the Asset Management and Program Development Committee, the Marketing and Labor Relations Committee, and the Legal and Audit Committee each met twice during the Trust's fiscal year ended December 31, 2001. Trustees Chavez-Thompson, Hanley, Maddaloni, Monroe, O'Connor, O'Sullivan, Stern, Sullivan, Trumka and Wiegert, and former Trustees Cullerton and Duvernay attended fewer than 75 percent of the aggregate of the total number of Board of Trustees meetings and total number of meetings of all committees of which they were members during the 2001 fiscal year.

COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

     During the fiscal year ended December 31, 2001, the Chairman received an annual fee of $10,000. The Trust paid each Management Trustee who did not waive such fee $500 per day for attendance at Board of Trustees meetings and committee meetings. The Trust paid no fee to any Union Trustee. The aggregate compensation paid to Trustees in the year ended December 31, 2001 was $18,000. The Trust reimbursed all Trustees for out-of-pocket expenses incurred in attending Board of Trustees and committee meetings.

     During the fiscal year ended December 31, 2001, the Trust employed Stephen Coyle as Chief Executive Officer pursuant to an employment agreement. During that period, Mr. Coyle's compensation from the Trust was $223,787 in salary and cash compensation, $68,837 of deferred compensation and interest on previously deferred compensation received in lieu of participation in the Retirement Plan, and $1,163 in matching funds under the AFL-CIO Housing Investment Trust 401(k) Retirement Plan (the "401(k) Plan"). Pursuant to his employment agreement, Mr. Coyle also received health and welfare and life insurance benefits substantially equivalent to those provided to other Trust executive officers.

2001 COMPENSATION TABLE

     The following table sets forth the aggregate remuneration, including any previously deferred compensation, which was paid during 2001 to each executive officer of the Trust and to all executive officers and Trustees of the Trust as a group*:

                                   PENSION          ESTIMATED    TOTAL
                                   OR RETIREMENT    ANNUAL       COMPENSATION
                    AGGREGATE      BENEFITS         BENEFITS     FROM TRUST
                    COMPENSATION   ACCRUED AS       UPON         PAID TO
NAME OF PERSON,     FROM TRUST<F1> PART OF TRUST    RETIREMENT   TRUSTEES
POSITION                           EXPENSES         <F2>
------------------------------------------------------------------------------
Stephen Coyle<F3>
 Chief Executive                                Cannot
 Officer                 $223,787   $69,999     be determined   Not applicable

-------------------------------
*The following individuals, each of whom was appointed an executive officer of the Trust as of January, 2002, were not executive officers of the Trust in
2001:  Walter Kamiat, General Counsel; and Stephanie Wiggins, Chief Investment
Officer-Multifamily Finance.  The following individuals, each of whom was an executive officer of the Trust in 2001, are no longer executive officers of the Trust in 2002:  John M. Hanley, formerly Chief Investment Officer-
Multifamily; and David Keto, formerly General Counsel.

<F1>Compensation figures represent only the portion of each executive officer's compensation for time devoted to Trust matters. In 2001, approximately 25% of Mr. Coyle's time, 38% of Mr. Arnold's time, 0% of Ms.
Fitzgerald's time, 0% of Mr. Hanley's time, 51% of Ms. Kanovsky's time, 40% of
Mr. Keto's time, 0% of Ms. Khatchadourian's time and 0% of Mr. Roark's time was devoted to matters relating to the AFL-CIO Investment Trust Corporation.
The Trust is reimbursed by the AFL-CIO Investment Trust Corporation for the time its officers devoted to AFL-CIO Investment Trust Corporation business, and those portions of the officers compensation are not included in the above figures. Pursuant to his employment agreement, Mr. Coyle also received direct compensation from AFL-CIO Investment Trust Corporation.

<F2>The estimated annual benefits payable upon retirement to the executive officers of the Trust, other than Mr. Coyle who does not participate in the Retirement Plan, are determined primarily by a formula based on average final compensation and years of service. See "THE RETIREMENT PLAN".

<F3>Aggregate Compensation includes $6,825 of deferred compensation in 2001 under the 401(k) Plan, and excludes compensation deferred in lieu of participation in the Retirement Plan and interest thereon. Pension or Retirement Benefits as Part of Trust Expenses includes $1,163 of matching funds paid into the 401(k) Plan and $68,837 of deferred compensation in lieu of participation in the Retirement Plan. The total amount deferred by Mr.
Coyle through December 31, 2001 in lieu of participation in the Retirement
Plan, including interest, is $600,511 and the total amount deferred under the 401(k) Plan through December 31, 2001, including interest and Trust matching, is $53,170.

                                   PENSION          ESTIMATED    TOTAL
                                   OR RETIREMENT    ANNUAL       COMPENSATION
                    AGGREGATE      BENEFITS         BENEFITS     FROM TRUST
                    COMPENSATION   ACCRUED AS       UPON         PAID TO
NAME OF PERSON,     FROM TRUST<F1> PART OF TRUST    RETIREMENT   TRUSTEES
POSITION                           EXPENSES         <F2>
------------------------------------------------------------------------------

Michael M. Arnold<F4>     136,662    12,611        -            Not applicable
 Senior Executive Vice
 President   Marketing,
 Investor and Labor
 Relations

Eileen Fitzgerald<F5>     152,608    17,015        -            Not applicable
 Chief Investment
 Officer-Single Family
 Finance

John M. Hanley<F6>         48,843     6,331        -            Not applicable
 Formerly Chief
 Investment Officer-
 Multifamily Finance

Helen R. Kanovsky<F7>     100,190     9,678        -            Not applicable
 Chief Operating
 Officer

David Keto<F8>             94,439    10,370                     Not applicable
 Formerly General
 Counsel

Erica Khatchadourian<F9>  153,062    16,717        -            Not applicable
 Executive Vice
 President-Finance and
 Administration

Patton H. Roark, Jr.<F10> 174,449    18,295        -            Not applicable
 Executive Vice President
   Investments and
 Portfolio Manager
--------------------------------
<F4>Aggregate Compensation includes $6,510 of deferred compensation in 2001 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Arnold's behalf.  Pension or Retirement Benefits as Part of Trust
Expenses includes $961 of matching funds paid into the 401(k) Plan and $11,650 contributed to the Retirement Plan in 2001.  The total amount deferred by Mr.
Arnold as of December 31, 2001 under the 401(k) Plan, including interest and
Trust matching, is $194,513.
<F5>Aggregate Compensation includes $10,500 of deferred compensation in 2001 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Ms. Fitzgerald's behalf.  Pension or Retirement Benefits as Part of Trust
Expenses includes $1,550 of matching funds paid into the 401(k) Plan and
$15,465 contributed to the Retirement Plan in 2001.  The total amount deferred by Ms. Fitzgerald as of December 31, 2001 under the 401(k) Plan, including interest and Trust matching, is $17,241.
<F6> Aggregate Compensation includes $4,753 of deferred compensation in 2001 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Hanley's behalf.  Pension or Retirement Benefits as Part of Trust
Expenses includes $1,550 of matching funds paid into the 401(k) Plan and
$4,781 contributed to the Retirement Plan in 2001.  The total amount deferred by Mr. Hanley as of December 31, 2001 under the 401(k) Plan, including interest and Trust matching, is $93,663.
<F7>Aggregate Compensation includes $5,145 of deferred compensation in 2001 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Ms. Kanovsky's behalf.  Pension or Retirement Benefits as Part of Trust
Expenses includes $760 of matching funds paid into the 401(k) Plan and $8,918 contributed to the Retirement Plan in 2001.  The total amount deferred by Ms.
Kanovsky as of December 31, 2001 under the 401(k) Plan, including interest and
Trust matching, is $14,504.
<F8>Aggregate Compensation includes $6,300 of deferred compensation in 2001 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Keto's behalf.  Pension or Retirement Benefits as Part of Trust
Expenses includes $930 of matching funds paid into the 401(k) Plan and $9,440 contributed to the Retirement Plan in 2001.  The total amount deferred by Mr.
Keto as of December 31, 2001 under the 401(k) Plan, including interest and
Trust matching, is $18,498.
<F9>Aggregate Compensation includes $10,500 of deferred compensation in 2001 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Ms. Khatchadourian's behalf.  Pension or Retirement Benefits as Part of
Trust Expenses includes $1,550 of matching funds paid into the 401(k) Plan and
$15,167 contributed to the Retirement Plan in 2001.  The total amount deferred by Mr. Khatchadourian as of December 31, 2001 under the 401(k) Plan, including interest and Trust matching, is $86,008.
<F10>Aggregate Compensation includes $6,760 of deferred compensation in 2001 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Roark's behalf.  Pension or Retirement Benefits as Part of Trust
Expenses includes $1,550 of matching funds paid into the 401(k) Plan and
$16,745 contributed to the Retirement Plan in 2001.  The total amount deferred by Mr. Roark as of December 31, 2001 under the 401(k) Plan, including interest and Trust matching, is $29,755.

                                   PENSION          ESTIMATED    TOTAL
                                   OR RETIREMENT    ANNUAL       COMPENSATION
                    AGGREGATE      BENEFITS         BENEFITS     FROM TRUST
                    COMPENSATION   ACCRUED AS       UPON         PAID TO
NAME OF PERSON,     FROM TRUST<F1> PART OF TRUST    RETIREMENT   TRUSTEES
POSITION                           EXPENSES         <F2>
------------------------------------------------------------------------------

Richard Ravitch,           10,000         0        0            $10,000
  Chairman

Linda Chavez-Thompson,
  Union Trustee                 0         0        0                0

John J. Flynn,
  Union Trustee                 0         0        0                0

Francis X. Hanley,
  Union Trustee                 0         0        0                0

Frank Hurt,
  Union Trustee                 0         0        0                0

Martin J. Maddaloni,
  Union Trustee                 0         0        0                0

Michael E. Monroe,
  Union Trustee                 0         0        0                0

Jeremiah O'Connor,
  Union Trustee                 0         0        0                0

Terence M. O'Sullivan,
  Union Trustee                 0         0        0                0

Andrew Stern,
  Union Trustee                 0         0        0                0

Edward C. Sullivan,
  Union Trustee                 0         0        0                0

John Sweeney,
  Union Trustee                 0         0        0                0

Richard Trumka,
  Union Trustee                 0         0        0                0

John Cullerton,
  Management Trustee            0         0        0                0

Alfred J. Fleischer,
  Management Trustee        2,000         0        0            2,000

Walter Kardy,
  Management Trustee            0         0        0                0

                                   PENSION          ESTIMATED    TOTAL
                                   OR RETIREMENT    ANNUAL       COMPENSATION
                    AGGREGATE      BENEFITS         BENEFITS     FROM TRUST
                    COMPENSATION   ACCRUED AS       UPON         PAID TO
NAME OF PERSON,     FROM TRUST<F1> PART OF TRUST    RETIREMENT   TRUSTEES
POSITION                           EXPENSES         <F2>
------------------------------------------------------------------------------

George Latimer,
  Management Trustee        1,000         0        0            1,000

Marlyn J. Spear,
  Management Trustee        2,000         0        0            2,000

Tony Stanley,
  Management Trustee        3,000         0        0            3,000

Patricia F. Wiegert,
  Management Trustee            0         0        0                0
                       -----------------------------------------------
All Directors and
  Officers as a Group*
 (27 persons)          $1,102,040  $161,016      $ 0          $18,000
                       ===============================================

*In addition, the Trust has an additional 27 employees who received compensation in excess of $60,000 from the Trust during 2001.

     Prior to October 1, 1990, the Trust had not established or adopted any bonus, profit sharing, pension, retirement, stock purchase or other compensation or incentive plans for its officers and employees. Also prior to October 1, 1990, personnel (other than the Chief Executive Officer) were provided pursuant to a Personnel Contract between the Trust and the AFL-CIO, whereby the Trust reimbursed the AFL-CIO for the AFL-CIO's costs of employing the personnel. While the Personnel Contract was in effect, the personnel participated in the AFL-CIO Deferred Compensation Plan, a defined contribution plan, and were subject to the AFL-CIO Staff Retirement Plan ("Retirement Plan"), a defined benefit plan. Any amounts contributed by the AFL-CIO on behalf of such personnel pursuant to the Retirement Plan were reimbursed by the Trust pursuant to the Personnel Contract. The Trust adopted the Retirement Plan for all of its employees except for its Chief Executive Officer (who by the terms of the Retirement Plan is ineligible), effective as of October 1, 1990. Effective October 1, 1996, the Trust adopted the AFL-CIO Housing Investment Trust 401(k) Plan described below for all of its employees including its Chief Executive Officer.

THE RETIREMENT PLAN

     Under the Retirement Plan, contributions are based on an eligible employee's base salary. The Internal Revenue Service also imposes an annual maximum on the amount that can be counted in determining base salary, which amount is currently $200,000 and was $170,000 in 2001. In general, rates are determined actuarially every year. The Retirement Plan was funded by employer contributions at rates of approximately 11% of eligible employees' base salaries during the twelve months ended December 31, 2001. During 2001, the annual base salaries for pension purposes (including compensation for time spent on matters relating to the AFL-CIO Investment Trust Corporation) of Mr.

Arnold, Ms. Fitzgerald, Mr. Hanley, Ms. Kanovsky, Mr. Keto, Ms. Khatchadourian and Mr. Roark were $170,000, $140,079, $43,079, $164,849, $142,476, $137,395
and $151,563, respectively.

     The Retirement Plan is open to employees of the AFL-CIO and other participating employers that are approved by the Retirement Plan's board of trustees and that make contributions to the Retirement Plan on their behalf. Such employees become members of the Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

     The Retirement Plan provides a normal retirement pension to eligible employees for life, beginning at age 65 if the employee has at least three years of credited service, beginning at age 60 if the employee has at least 10 years of credited service, or beginning at age 50 if the employee's age plus years of credited service equals 80 or more. The amount of this pension depends on salary and years of credited service at retirement. Eligible employees will receive 3.00 percent of the average of their highest three years' earnings, subject to the Internal Revenue Service limit noted above ("Final Average Salary") for each year of credited service up to 25 years, and
0.5 percent of their Final Average Salary of each year of credited service over 25 years. Eligible employees must have at least three years of service to retire and receive a monthly pension. Eligible employees generally earn credited service toward their pension for each year that they work for a participating employer.

     Set forth below is a table showing estimated annual benefits payable upon retirement in specified compensation and years of service classifications. As of the date hereof Mr. Arnold, Ms. Fitzgerald, Ms. Kanovsky, Mr. Kamiat, Ms. Khatchadourian, Mr. Roark, and Ms. Wiggins have approximately 17, 2, 5, 5, 9, 9, and 2 credited years of service, respectively, under the Retirement Plan.

                              Years of Service
                              ----------------
     Final
Average Salary<F11>     15<F12>       20<F13>      25<F13>   30<F13>  35<F13>
-------------------     ------       ------      ------     -------  -------
$ 100,000              $ 45,000     $ 60,000     $ 75,000  $ 77,500  $80,000
  150,000                67,500       90,000      112,500   116,250   120,000
  170,000                76,500      102,000      127,500   131,750   136,000

-------------------
<F11>  The Internal Revenue Code limits the permissable benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than as shown, depending on several factors, including, but not limited to, the employee's years of service, level of compensation, and actual year of retirement.
<F12>  3.00 percent per year up to 25 years.
<F13>  0.5 percent per year over 25 years.

THE 401(K) PLAN

     Under the AFL-CIO Housing Investment Trust 401(k) Plan, an eligible employee may designate to set aside up to 100 percent of his or her total compensation, up to a maximum of $11,000 in 2002 (or up to $12,000 for eligible employees over the age of 50). In 2002, the Trust will match dollar-for-dollar the first $2,500 contributed. The amount set aside by an eligible employee and the amount of the Trust's matching contribution, if any, will be deposited in a trust account in the employee's name. Every employee of the Trust is eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien. An eligible employee may enroll in the 401(k) Plan every January 1st and July 1st of a given year.

     When a participating employee terminates his or her employment, retires or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee's behalf, the additional amounts that the Trust contributed to the trust account on the employee's behalf, plus income earned (or less losses incurred) as a result of investment of these contributions (less the employee's allocated share of expenses).

     If the employee continues to work for the Trust, the employee cannot withdraw these amounts unless the employee has a financial hardship. A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees, funeral expenses and the need to prevent eviction from, or foreclosure of the mortgage of, the employee's primary residence. The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount, up to the balance in the employee's account, to meet the immediate financial need.

     The amount in an employee's account must be distributed to the employee in one lump sum or in periodic installments beginning April 1st of the year following the year in which the employee reaches age 70 1/2. Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or the termination of the employee's employment. An employee will be entitled to receive a distribution of the amounts in their account upon the employee's attainment of age 65.

     A participating employee may borrow from his or her account subject to certain prescribed limitations.

     The following table sets forth the amounts paid or distributed pursuant to the 401(k) Plan in 2001 to the executive officers listed in the Compensation Table above, and the amounts deferred and paid as part of Trust expenses, pursuant to the 401(k) Plan for the accounts of such individuals during 2001, the distribution or unconditional vesting of which are not subject to future events.*

                        Amount Paid or         Amount          Employer
 Name of Individual      Distributed         Deferred         Matching
 ------------------     ----------------    --------------    ------------
  Stephen Coyle                  $0           $ 6,825          $1,163
  Michael M. Arnold               0             6,510             961
  Eileen Fitzgerald               0            10,500           1,550
  John Hanley                     0             4,753           1,550
  Helen R. Kanovsky               0             5,145             760
  David Keto                      0             6,300             930
  Erica Khatchadourian            0            10,500           1,550
  Patton H. Roark, Jr.            0             6,760           1,550
                           -------------      ----------       --------
All executive officers
as a group (8 persons)           $0           $57,293         $10,014

AMENDMENT TO DECLARATION OF TRUST

     PROPOSAL III: TO APPROVE AN AMENDMENT TO THE TRUST'S DECLARATION OF TRUST TO MODIFY CERTAIN ELIGIBILITY CRITERIA APPLICABLE TO THE NOMINATION AND ELECTION OF MANAGEMENT TRUSTEES

     The Board of Trustees is currently permitted under Section 2(3) of the Declaration of Trust to be comprised of one Chairman who shall be an individual who is not an officer, trustee or employee of any organization that is a Participant in the Trust, up to twelve (12) Union Trustees who shall be officers or employees of the AFL-CIO or an AFL-CIO member union, and up to twelve (12) Management Trustees who shall be (i) officers or management employees of one or more organizations contributing directly or indirectly through contractors to an Eligible Pension Plan as defined in Section 5.2 of the Declaration of Trust, or officers or management employees of such an Eligible Pension Plan, or (ii) with respect to not more than four (4) of the Management Trustees, an officer, director, or trustee of an organization connected in whole or in part with the housing, finance, or real estate development industries, or an elected or appointed official of the federal or any state or local government or an agency or instrumentality thereof.
     The Board of Trustees has approved, subject to approval by the Participants at the Meeting, an amendment to the Trust's Declaration of Trust which would modify certain of the eligibility criteria applicable to the nomination and election of Management Trustees. The amendment is designed to -
------------------
*The following individuals, each of whom was appointed an executive officer of the Trust as of January, 2002 were not executive officers of the Trust in 2001: Walter Kamiat, General Counsel; and Stephanie Wiggins, Chief Investment Officer - Multifamily Finance. The following individuals, each of whom as an executive officer of the Trust in 2001, are no longer executive officers of the Trust in 2002: John M. Hanley, formerly Chief Investment Officer-Multifamily; and David Keto, formerly General Counsel.

allow for the greater utilization on the Board of Trustees of individuals with expertise and background in areas of finance and real estate development or government service, which are of increasing relevance to the work of the Trust as the Trust grows and as its investment and portfolio management activities become more sophisticated in nature.

     The Board of Trustees proposes to delete the limit on the number of Management Trustees who can be officers, directors, or trustees of organizations connected in whole or in part with the housing, finance, or real estate development industries, or elected or appointed officials of the federal or any state or local government or an agency or instrumentality. Currently, the limit on such Management Trustees is four (4), out of the maximum of twelve (12) Management Trustees. The proposed amendment would also make clear that persons who formerly held positions as elected or appointed officers of federal, state, or local governments or government agencies may serve as Management Trustees.

     The proposed amendment would leave unchanged all other aspects of Section 2(3), including the total size of the Board; the requirements for the Chairman and Union Trustees; and the requirement that the total number of Management Trustees never exceed the total number of Union Trustees, except as the result of a vacancy during an unexpired term caused by death or resignation.

 THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" APPROVAL OF THE
               PROPOSED AMENDMENT TO THE DECLARATION OF TRUST.


                          DESIGNATION OF AUDITORS

PROPOSAL IV:     TO RATIFY THE SELECTION OF ERNST & YOUNG, LLP AS INDEPENDENT
                 PUBLIC ACCOUNTANTS

     The Participants are requested to ratify the Board of Trustees' selection of Ernst & Young, LLP as the independent public accountants for the Trust for the current fiscal year. Representatives of Ernst & Young, LLP are not expected to be present at the Meeting and thus will not be given an opportunity to make a statement or be available to respond to questions. As of April 24, 2002, the Board of Trustees approved Ernst & Young, LLP to replace Arthur Andersen, LLP (the "Former Accountants"). Representatives of the Former Accountants are not expected to be present at the meeting and thus will not be given an opportunity to make a statement or be available to respond to questions. Beginning in February 2002, the Trust's staff conducted interviews and solicited proposals to provide accounting services to the Trust from several national accounting firms, including the Former Accountants. The Former Accountants declined to submit a proposal for the aforementioned services.

     On the basis of such interviews and proposals, the staff recommended to the Board of Trustees that the Trust not renew its agreement with the Former Accountants, and that, upon Participants' approval, the Trust retain Ernst & Young, LLP. Upon a recommendation of the Trust's Legal and Audit Committee, the Trustees at their meeting, held on April 24, 2002, voted to select Ernst & Young, LLP as the Trust's independent public accountants for the 2002 fiscal year. Such selection is submitted to the Participants for ratification. None of the Former Accountant's reports on the Trust's financial statements for the past two years contained an adverse opinion, disclaimer of opinion, or a modified or qualified opinion. Furthermore, during the Trust's two most recent fiscal years: there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; there were no disagreements with the Former Accountants with respect to internal controls necessary for the Trust to develop reliable financial statements; the Former Accountants have not advised the Trust of any material matters with respect to the Trust's reports or financial statements or of information that had come to the Former Accountants' attention that had led them to no longer be able to rely on the management's representations, that made them unwilling to be associated with financial statements prepared by management, that led them to advise the Trust of the need to expand the scope of its audit or that led them to question the fairness or reliability of reports or financial statements. Ernst & Young, LLP was not consulted on any matter during the Trust's two most recent fiscal years on either the application of accounting principles to a specified transaction or an audit opinion, or any matter on which there was a disagreement with the Former Accountants.

AUDIT FEES

     The aggregate fees billed for professional services rendered by the Former Accountants for the audit of the Trust's financial statements for the fiscal year ended December 31, 2001 were $100,000.

     The proposed fees for professional services rendered by Ernst & Young, LLP for the audit of the Trust's financial statements for the fiscal year ended December 31, 2002 are $105,925, plus any direct expenses incurred.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Former Accountants did not provide any assistance with respect to the Trust's information system. Ernst & Young, LLP is not currently expected to provide any assistance with respect to the Trust's information system.

ALL OTHER FEES

     In 2001, the Former Accountants provided tax preparation services, Association for Investment Management and Research (AIMR) compliance services, and services to review the reimbursement charged to the AFL-CIO Investment Trust Corporation. The aggregate fees billed by the Former Accountants in 2001 for these services were $36,000. The Legal and Audit Committee determined that the provision of these other services by the Former Accountants was not incompatible with maintaining the independence of the Former Accountants.

     Ernst & Young, LLP has proposed to provided tax preparation services, Association for Investment Management and Research (AIMR) compliance services, and services to review the reimbursement charged to the AFL-CIO Investment Trust Corporation for fiscal year 2002. The proposed fees for these services are $26,761, plus any direct expenses incurred. The Legal and Audit Committee determined that the provision of these other services by the Ernst & Young, LLP is not incompatible with maintaining their independence. The Board of Trustees has determined that no additional non-audit services may be provided by Ernst & Young, LLP without the express approval of the Legal and Audit Committee.

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" THE RATIFICATION
   OF THE SELECTION OF ERNST & YOUNG, LLP AS THE TRUST'S INDEPENDENT PUBLIC
                        ACCOUNTANT FOR FISCAL 2002.

PROPOSALS FOR 2003 ANNUAL MEETING OF PARTICIPANTS

     Participants who wish to make a proposal to be included in the Trust's proxy statement and form of proxy for the trust's 2003 annual meeting of Participants (expected to be held in May 2003) must cause such proposal to be received by the Trust at its principal office not later than December 15, 2002.

                              OTHER MATTERS

     The Trust currently has no independent investment adviser other than Wellington Management Company LLP. Wellington Management Company is a Massachusetts limited liability partnership and a registered investment advisor. Its principal offices are located at 75 State Street, Boston, Massachusetts 02109. Investment decisions with respect to Trust assets other than those subject to the Investment Advisory Agreement with Wellington Management Company are made by the Chief Executive Officer, the Chief Operating Officer, the Senior Executive Vice President - Marketing, Investor and Labor Relations, the Executive Vice President - Finance and
Administration, the Executive Vice President   Investments and the Portfolio
Manager of the Trust under the supervision of the Executive Committee and, ultimately, the Board of Trustees. Because the Chief Executive Officer, the
Chief Operating Officer, the Senior Executive Vice President   Marketing,
Investor and Labor Relations, the Executive Vice President   Finance and
Administration, the Executive Vice President   Investments and the Portfolio
Manager are officers of the Trust and are not engaged in the business of providing securities investment advice to others, they are not registered as investment advisers under the Investment Advisers Act. For the foregoing reasons, the Participants will not be asked at the Meeting to approve any investment advisory contract relating to the Chief Executive Officer, the
Chief Operating Officer, the Senior Executive Vice President   Marketing,
Investor and Labor Relations, the Executive Vice President   Finance and
Administration, the Executive Vice President   Investments and the Portfolio
Manager.

     At the date of this Proxy Statement, the Trustees know of no other matters that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Units represented by such Proxy in accordance with their best judgment.

     Participants who are unable to attend the Meeting in person are urged to forward their Proxies without delay. A prompt response will be appreciated.

                                 By Order of the Board of Trustees





                                  STEPHEN COYLE
                                  Chief Executive Officer